UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: May 7, 2007
(Date of earliest event reported)
ORIGEN FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	Commission File No. 000-50721	20-0145649 (IRS Employer I.D. No.)
27777 Franklin Road
Suite 1700
Southfield, Michigan 48034
(Address of principal executive offices)
(248) 746-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURE

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) On May 7, 2007, Origen Financial, Inc. (“Origen”), and certain of its directors, executive officers, including Ronald A. Klein, W. Anderson Geater, Jr., J. Peter Scherer, Mark W. Landschulz and Benton E. Sergi, and other employees agreed to extend the vesting dates for previously granted shares of restricted stock. The vesting date for shares scheduled to vest on May 8, 2007 was extended to May 11, 2007 and the vesting dates for shares scheduled to vest on May 8th of 2008, 2009, 2010 and 2011 were extended to May 15th of such years. The vesting dates were extended in order to avoid potential concerns related to the timing of the vesting of shares of restricted stock and the release of Origen’s first quarter earnings. For information on the number of shares subject to the extended vesting dates, see the section titled “Outstanding Equity Awards at Fiscal Year End” contained in Origen’s definitive proxy statement filed with the Securities and Exchange Commission on May 11, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 11, 2007	Origen Financial, Inc.
	By	/s/ W. Anderson Geater, Jr.
W. Anderson Geater, Jr.
Chief Financial Officer